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                              Newmont Gold Company

                   Pass Through Certificates, Series 1994-A1
                   Pass Through Certificates, Series 1994-A2

                             Underwriting Agreement


                                                              New York, New York
                                                              ____________, 1994


Salomon Brothers Inc
Chemical Securities Inc.
CS First Boston
Lazard Freres & Co.
c/o Salomon Brothers Inc.
Seven World Trade Center
New York, New York  10048

Ladies and Gentlemen:

   Newmont Gold Company, a Delaware corporation (the "Company"), proposes that First National Bank of Chicago, a national banking association, acting not in its individual capacity but solely as pass through trustee (the "Pass Through Trustee") under each of two Pass Through Trust Agreements dated as of September 15, 1994 between the Company and the Pass Through Trustee (each, a "Pass Through Trust Agreement"), each providing for the issuance of a series (each, a "Series") of pass through certificates (the "Pass Through Certificates" or "Securities"), issue and sell to the underwriters named in Schedule I hereto its Pass Through Certificates in the aggregate amounts and with the applicable interest rates and final distribution dates set forth on Exhibit A hereto (the "Offered Certificates" or "Offered Securities") on the terms and conditions stated herein and in Schedule II.

   Each Series of Pass Through Certificates will represent interests in a separate trust (each, a "Pass Through Trust") established pursuant to the related Pass Through Trust Agreement to fund the purchase of notes (the "Notes") which are to be issued as nonrecourse obligations by Shawmut Bank Connecticut, National Association, acting not in its individual capacity but solely as owner trustee (the "Owner Trustee") under two separate Trust Agreements dated as of July 15, 1994 between Philip Morris Capital

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Corporation, as owner participant (the "Owner Participant"), and the Owner
Trustee, in connection with two separate leveraged lease transactions to be entered into by the Company, in each case to fund a portion of the payment by the Owner Trustee of the acquisition cost (including any costs of modification required prior to commencement of each Lease (as defined below)) of undivided interests in the Company's refractory gold ore treatment facility (the "Facility") that are to be leased by the Company from the Owner Trustee pursuant to two leases dated as of September 15, 1994 between the Company, as lessee, and the Owner Trustee, as lessor. The Notes will be issued under two separate Trust Indenture and Security Agreements between First National Bank of Chicago, as Indenture Trustee (the "Indenture Trustee"), and the Owner Trustee (each, an "Indenture" and, collectively, the "Indentures"). As used herein, unless the context otherwise requires, the term "Underwriters" shall mean the firm or firms named as Underwriter or Underwriters in Schedule I.

   Certain terms used in this Agreement are defined in Section 1(b) hereof. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings specified in or pursuant to the Pass Through Trust Agreement or the Indenture relating to each related series of Notes.

   1.  Representations and Warranties.

   (a) The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1(a).

   (i) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (file number 33-54897) on Form S-3, including a related preliminary prospectus, for the registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: (A) prior to effectiveness of such registration statement, a further amendment to such registration statement (including the form of final prospectus), (B) a final prospectus in accordance with Rules 430A and 424(b)(1) or (4), or (C) a final prospectus in accordance with Rules 415 and 424(b)(2) or (5). In the case of clause (B), the Company shall include in such registration statement, as amended at

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  the Effective Date, all information (other than Rule 430A Information)
  required by the Act and the   rules thereunder to be included in the
  Prospectus with respect to the Securities and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. If the Registration Statement contains the undertaking specified by Regulation S-K Item 512(a), the Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

   (ii) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date each of the Pass Through Trust Agreements did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Prospectus, if not required to be filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of





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  the Registration Statement which shall constitute the Statements of
  Eligibility and Qualification (Form T-1) under the Trust Indenture Act of each of the Pass Through Trustees or (ii) the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished to the Company by or on behalf of any Underwriter specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto). No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

   (iii) The execution and delivery by the Company of this Agreement, each Pass Through Trust Agreement, each Lease, each Participation Agreement, each Indenture and any other agreement entered into in connection with the consummation of the transactions contemplated herein and therein (collectively, the "Operative Agreements") to which the Company is or is to be a party and the consummation of the transactions contemplated herein and therein have been, or will be, duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien (other than as will be permitted under the Leases), charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any such subsidiary is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any such subsidiary is subject, which conflict, breach or default would have, individually or in the aggregate with any other such instances, a material adverse effect on the condition (financial or other), business, prospects, net worth or results of operations of the Company and its subsidiaries taken as a whole,nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any law, administrative





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  regulation or administrative or court order or decree currently in effect or in effect at the time of execution and delivery of this Agreement, each Pass Through Trust Agreement and the other Operative Agreements and applicable to the Company or any of its subsidiaries; and no consent, approval, authorization, order or decree of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, any Pass Through Trust Agreement or any other Operative Agreement to which the Company is or is to be a party, except such as may be required under the Act, the Exchange Act, the Trust Indenture Act, and any regulations promulgated thereunder or state securities or Blue Sky laws, and the Uniform Commercial Code as in effect in applicable jurisdiction.

   (b) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Preliminary Prospectus" shall mean any preliminary prospectus referred to in
Section 1(a)(i) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information. "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or if, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in Section 1(a)(i) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended; such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 415," "Rule 424" and "Rule 430A" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed





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under the Exchange Act on or before the Effective Date of the Registration
Statement or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

   2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to cause each of the Pass Through Trustees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Pass Through Trustee, at the purchase price specified in the first column of Exhibit A hereto, the respective amounts of each Series of Offered Certificates set forth opposite the name of such Underwriter in Schedule I.

   3. Delivery and Payment. Delivery of and payment for the Securities shall be made at 10:00 AM, New York City time, on ________________, 1994, or such later date (not later than _______________, 1994) as the Underwriters shall designate, which date and time may be postponed by agreement between the Underwriters and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Underwriters for their respective accounts, registered in such names and in such denominations as the Underwriters may request not less than three full business days in advance of the Closing Date, against payment by the several Underwriters of the purchase price of the Securities to or upon the order of the Pass Through Trustee by wire transfer of federal or other immediately available funds. Other actions in connection with the purchase and sale of the Securities shall be taken at the office of White & Case, 1155 Avenue of the Americas, New York, New York 10036.

   The Company agrees to have the Securities available for inspection, checking and packaging by the Underwriters in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

   The Owner Participant will pay all applicable state transfer taxes, if any, involved in the transfer to the several Underwriters of the Securities to be purchased by them.





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   As compensation to the Underwriters for their commitments and obligations hereunder in respect of the Offered Certificates, including their undertakings to distribute Offered Certificates, the Owner Participant will pay, or cause to be paid, to the Underwriters an amount equal to that percentage of the aggregate amount of each series of Offered Certificates purchased by the Underwriters as set forth in the sixth column of Exhibit A as the underwriting discounts and commissions. Such payment shall be made on the Closing Date simultaneously with the payment by the Underwriters to the Pass Through Trustee of the purchase price of the Offered Certificates as specified in the first paragraph of this Section 3. Payment of such compensation shall be made by wire transfer of federal or other immediately available funds.

   4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

   5.  Agreements.  The Company agrees with the several Underwriters that:

   (i) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any post- effective amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object.
  Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence reasonably satisfactory to the Underwriters of such timely filing. The Company will promptly advise the Underwriters (A) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (B) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (C) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have





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  been filed or become effective, (D) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (E) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (F) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

      (ii) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules and regulations thereunder, the Company promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a)(i) of this Section 5, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.

     (iii) As soon as practicable, the Company will make generally available to its security holders and to the Underwriters an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158 under the Act).

      (iv) The Company will furnish to the Underwriters and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of the Preliminary Prospectus and the Prospectus and any supplement thereto as the





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  Underwriters may reasonably request.  The expenses of printing or other production of all documents relating to the offering will be paid, or cause to be paid, by the Owner Partcipant as provided for in the Participation Agreement.

      (v) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Underwriters may reasonably designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

      (vi) The Company will not, for a period of 30 days following the Closing Date, without prior written consent of the Underwriters, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Company (other than the Securities).

     (vii) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that, until such time as the distribution of the Securities is terminated, if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business with Cuba or with any person of affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

   6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy, in all material respects, of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the





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statements of the Company made in any certificates pursuant to the provisions hereof, to the performance, in all material respects, by the Company of its obligations hereunder and to the following additional conditions:

   (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Underwriters agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to the applicable paragraph of Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, threatened.

   (b) The Company shall have furnished to the Underwriters the opinion of White & Case, counsel to the Company, dated the Closing Date, to the effect that:

    (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus;

    (ii) the Company's authorized equity capitalization is as set forth in the Prospectus; the Securities conform to the description thereof contained in the Prospectus in all material respects;

    (iii) each of the Pass Through Trust Agreements has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, reorganization, insolvency, or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether the





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  issue of enforceability is considered in a proceeding in equity or at law);
  and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the related Pass Through Trust Agreement and delivered to and paid for by the Underwriters pursuant to this Agreement, will constitute legal, valid, and binding obligations entitled to the benefits of the such Pass Through Trust Agreement;

       (iv) the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements and related schedules and other financial and statistical information contained therein or incorporated by reference therein or omitted therefrom, and other than each of the Pass Through Trustees' Statements of Eligibility on Form T-1, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Trust Indenture Act and the respective rules thereunder; and nothing has come to such counsel's attention which causes such counsel to believe that at the Effective Date the Registration Statement (other than the financial statements and related schedules and other financial and statistical information contained therein or incorporated by reference therein or omitted therefrom and other than each of the Pass Through Trustees' Statements of Eligibility on Form T-1, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than the financial statements and related schedules and other financial and statistical information contained therein or incorporated by reference therein or omitted therefrom and other than each of the Pass Through Trustees' Statements of Eligibility on Form T-1, as to which such counsel need express no opinion) includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light





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  of the circumstances under which they were made, not misleading;

    (v) this Agreement has been duly authorized, executed and delivered by the Company;

    (vi) no consent, approval, authorization or order of any New York State or Federal court or governmental agency or body is required as to the Company for the consummation of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained; and

    (vii) neither the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under any New York State or Federal law or the charter or by-laws of the Company.

    In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York or the United States or the corporate law of the State of Delaware, to the extent such counsel deems proper and specifies in such opinion, upon the opinion of other counsel of good standing whom such counsel believes to be reliable and who are reasonably satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials. References to either of the Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

    (c) The Company shall have furnished to the Undewriters the opinion of Graham M. Clark, Jr., General Counsel of the Company, dated the Closing Date, to the effect that:

    (i) each of the Company and Newmont Exploration Limited and Newmont Second Capital Corporation (the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the





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  jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectuses, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which their respective ownership of property or the conduct of their respective businesses requires such qualification (except where the failure to so qualify would not have a material adverse effect upon the Company and its subsidiaries taken as a whole);

   (ii) all the outstanding shares of capital stock of each Subsidiary have been duly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of each of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

   (iii) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements incorporated by reference in the Prospectus from the Company's Annual Report on Form 10-K for the Year Ended December 31, 1993 under the captions
  "Business -- Environmental Matters" and "Legal Proceedings", as amended and Supplemented by the statements contained in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1994 and June 30, 1994, fairly summarize in all material respects the matters therein described;

   (iv) to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and each of the documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date (other than the financial statements and related schedules and other financial and statistical information contained therein or incorporated by





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  reference therein or omitted therefrom, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder; nothing has come to such counsel's attention which causes such counsel to believe that such documents (other than the financial statements and related schedules and other financial and statistical information contained therein or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), when such documents became effective or were so filed, as the case may be, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and nothing has come to such counsel's attention that causes such counsel to believe that at the Effective Date the Registration
  Statement (other than the financial statements and related schedules and other financial and statistical information contained therein or incorporated by reference therein or omitted therefrom and other than each of the Pass Through Trustees' Statements of Eligibility on Form T-1, as to which such counsel need express no opinion) included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than the financial statements and related schedules and other financial and statistical information contained therein or incorporated by reference therein or omitted therefrom and other than each of the Pass Through Trustees' Statements of Eligibility on Form T-1, as to which such counsel need express no opinion) includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

   (v) no consent, approval, authorization or order of any court or governmental agency or body is required as to the Company for the consummation of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the

  Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

      (vi) neither the issue and sale of the Securities, nor the consummation by the Company of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound, or any judgment, order or decree known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries; and

     (vii) no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

   In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the States of Arizona and Colorado or the United States or the corporate law of the State of Delaware, to the extent such counsel deems proper and specifies in such opinion, upon the opinion of other counsel of good standing whom such counsel believes to be reliable and who are reasonably satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (c) include any supplements thereto at the Closing Date.

   (d) The Underwriters shall have received from Davis Polk & Wardwell, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any supplements thereto) and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

   (e) The Company shall have furnished to the Underwriters a certificate of the Company, signed by the Chairman of the Board of Directors, the Vice Chairman of the Board of Directors or any Senior Vice President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have read the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that:

    (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

    (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

    (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplements thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

    (f) At the Execution Time and at the Closing Date, Arthur Andersen & Co. shall have furnished to the Underwriters a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Underwriters, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

    (i) in their opinion the audited financial statements and financial statement schedules included or incorporated in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations;

    (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and executive, finance and audit committees of the Company and its subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to December 31, 1993, nothing came to their attention which caused them to believe that:

        (1) any unaudited financial statements included or incorporated in the Registration Statement and the Prospectus do not comply in form in all material respects with applicable accounting requirements of the Act and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Prospectus; or

        (2) with respect to the period subsequent to June 30, 1994, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or capital stock of the Company or decreases in the stockholders' equity of the Company or decreases in the current assets or current liabilities of the Company and its subsidiaries as compared with the amounts shown on the June 30, 1994, consolidated balance sheet included or incorporated in the Registration Statement and the Prospectus, or for the period from July 1, 1994 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in sales, or income before income taxes and cumulative effect of change in accounting principle or in total or per share amounts of net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Underwriters.

   (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth or incorporated in the Registration Statement and the Prospectus and in Exhibit 12 to the Registration Statement, including the
  information set forth under the captions "        " and " " in the
  Prospectus, the information included or incorporated in Items [1, 2, 6, 7 and 11] of the Company's Annual Report on Form 10-K, incorporated in the Registration Statement and the Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

   (iv) If pro forma financial statements are included or incorporated in the Registration Statement and the Prospectus, they shall include the following in the comfort letter, which is based on Example "D" of Statement of Auditing Standards No. 72: on the basis of a reading of the unaudited pro forma financial statements included or incorporated in the Registration Statement and the Prospectus (the "pro forma financial statements"); carrying out certain specified procedures; inquiries of certain officials of the Company who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of

  Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

   References to the Prospectus in this paragraph (g) include any supplements thereto at the date of the letter.

   (g) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (f) of this Section 6 (other than any change or decrease caused by exercise of employee stock options or by borrowings or repayments under the Company's revolving credit facility) or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries taken as a whole the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Underwriters, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

   (h) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by a "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

   (i) Prior to the Closing Date, the Company shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably request.

   If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriters. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

   7. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

   8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter, and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulations, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for inclusion therein or made in reliance upon the Pass Through Trustees' Form T-1 Statements of Eligibility under the Trust

Indenture Act filed as an exhibit to the Registration Statement and (ii) such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any of the directors, officers, employees and agents of such Underwriter or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Prospectus at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus included in the Registration Statement at the time it was declared effective by the Commission and it is finally judicially determined that such delivery was required to be made under the Act and was not so made. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

   (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each director, officer, employee and agent of the Company and each person who controls the Company within the meaning of either the Act or the Exchange Act within the meaning of the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth [in the last paragraph of the cover page, in the first paragraph on the inside cover] and under the heading "Underwriting" in the Preliminary Prospectus and the Prospectus constitute the only information furnished by or on behalf of the several Underwriters for inclusion in the Preliminary Prospectus or the Prospectus, and you, as the Underwriters, confirm that such statements are correct.

   (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b) or (c) above unless and to the extent it did not otherwise learn or such action and such failure materially prejudices such indemnifying party and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. The indemnifying party shall be entitled to appoint counsel of indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party; provided, however, that the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (plus one local counsel in any jurisdiction), selected, if the indemnified parties include Salomon Brothers Inc, by Salomon Brothers Inc, in any single action or proceeding for all the indemnified parties unless the indemnifying party consents or unless a bona fide conflict of interest requires separate counsel for particular indemnified parties. An indemnified party will not settle or compromise or consent to the entry of any judgement with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) without the prior written consent of the indemnifying parties, which consent will not be withheld in bad faith. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding if the failure to include such release would in any manner adversely affect an indemnified party.

   (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is by its terms applicable but is unavailable to an indemnified party for any reason, the Company and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and of the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering of the Securities (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Underwriters.

      (e) The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (f) For purposes of this Section 8, each person who controls an Underwriter or the Company within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter or the Company shall have the same rights to contribution as such Underwriter or the Company, as the case may be, subject in each case to the applicable terms and conditions of this paragraph (d).

   9. Default by an Underwriter. If any one or more of the Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the nondefaulting Underwriters shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

   10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Underwriters, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or
(iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Underwriters, impracticable or inadvisable to proceed with the offering and delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

   11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

   12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to them, care of Salomon Brothers Inc, at Seven World Trade Center, New York, New York, 10048; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Newmont Gold Company, 1700 Lincoln Street, Denver, Colorado 80203, attention of the Secretary.

   13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in
Section 8 hereof, and no other person will have any right or obligation hereunder.

   14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York, without giving effect to choice of law or conflict of law principles (other than Section 5-1401 of the New York General Obligations Law).

   15. Business Day. For purposes of this Agreement, "business day" means any day on which the New York Stock Exchange is open for trading.

   16. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

   If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and you.

                                              Very truly yours,

                                              NEWMONT GOLD COMPANY

                                              By:
                                                 ------------------------


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

SALOMON BROTHERS INC
CHEMICAL SECURITIES INC
CS FIRST BOSTON
LAZARD FRERES & CO.

By:  Salomon Brothers Inc

By:
   -----------------------
     Vice President

For themselves and the other
several Underwriters named in
Schedule I to the foregoing
Agreement.

                                                                    Exhibit A
                                                                        to
                                                                   Underwriting
                                                                     Agreement

                              Newmont Gold Company

                   Pass Through Certificates, Series 1994-A1
                   Pass Through Certificates, Series 1994-A2



    Pass Through                         Applicable         Final                          Underwriting
    Certificates         Purchase         Interest      Distribution      Aggregate       Discounts and
    Designation            Price            Rate            Date            Amounts        Commissions
    ------------       -------------    ------------    ------------     -------------     -----------
   Series 1994-A1       $[        ]       [      ]%      [        ]      $[         ]        [     ]%
   Series 1994-A2       $[        ]       [      ]%      [        ]      $[         ]        [     ]%
                        -----------       ---------      ----------      ------------        --------

        TOTAL           $[        ]       [      ]%      [        ]      $[         ]        [     ]%
                        ===========       =========      ==========      ============        ========

                                                                   Schedule I
                                                                       to
                                                                  Underwriting
                                                                    Agreement


                                   Aggregate Amount    Aggregate Amount
                                    of Series 1994-     of Series 1994-          Total
                                    A1 Pass Through     A2 Pass Through     Aggregate Amount
                                     Certificates        Certificates       to be Purchased
                                     ------------        ------------       ---------------
 Underwriter
 -----------
 Salomon Brothers Inc  . . . .       $[         ]        $[         ]        $[         ]
 Chemical Securities Inc.  . .        [         ]         [         ]         [         ]

 CS First Boston . . . . . . .        [         ]         [         ]         [         ]

 Lazard Freres & Co  . . . . .        [         ]         [         ]         [         ]
                                      -----------         -----------         -----------
      TOTAL  . . . . . . . . .       $[         ]        $[         ]        $[         ]
                                     ============        ============        ============

                                                                   Schedule II
                                                                       to
                                                                   Underwriting
                                                                    Agreement


                                                        Dated:  [        ], 1994

                              Newmont Gold Company

                   Pass Through Certificates, Series 1994-A1
                   Pass Through Certificates, Series 1994-A2


To:  Newmont Gold Company
     1700 Lincoln Street
     Denver, Colorado   80203

Re:  Underwriting Agreement dated [      ], 1994

Title of
Offered
Certificates:      Pass Through Certificates, Series 1994-A1
                   Pass Through Certificates, Series 1994-A2


Current Ratings:   [        ]

Interest rate:     Series 1994-A1 . . . . . . . . .[    ]%
                   Series 1994-A2 . . . . . . . . .[    ]%


Interest
Payable:           January 5 and July 5

Public offering
price:             100%, plus accrued interest from [    ], 1994

Closing date,
time and
location:          9:00 A.M., New York City time
                   White & Case
                   1155 Avenue of the Americas
                   New York, NY   10050

Location for
checking Offered
Certificates:      New York, New York

Listing
requirement:       None

Other terms and
conditions:      The Offered Certificates will be issued in book-entry form.

Exception, if
any, to Section
5(vi) of the
Underwriting
Agreement:       [None][Sale of shelf securities registered on registration statement of Newmont Mining Corporation File No.: 33-54249]

                                         SALOMON BROTHERS INC
                                         CHEMICAL SECURITIES INC.
                                         CS FIRST BOSTON
                                         LAZARD FRERES & CO.


                                         By:  Salomon Brothers Inc



                                         By:
                                            --------------------------
                                             Name:
                                             Title:

                                         Acting on behalf of themselves and
                                         the other named Underwriters


Accepted:

NEWMONT GOLD COMPANY


By:
   -----------------------------
    Name:
    Title: